UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2008

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On April 17, 2008, Wachovia Corporation (“Wachovia”) issued Preferred Stock (as defined in Item 5.03 below). Under the terms of the Preferred Stock, Wachovia’s ability to declare or pay dividends or make distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) is subject to certain restrictions in the event that Wachovia does not pay in full or declare and set aside for payment in full dividends on the Preferred Stock. “Junior Stock” means Wachovia’s common stock and any other class or series of Wachovia’s stock now existing or hereafter authorized over which the Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets in any dissolution, winding-up and liquidation of Wachovia. “Parity Stock” means any class or series of Wachovia stock that ranks on a par with the Preferred Stock in the payment of dividends and in the distribution of assets on any dissolution, winding-up and liquidation of Wachovia. As of April 17, 2008, there were 2,300,000 shares of Class A Preferred Stock, Series J, outstanding and 3,500,000 shares of Class A Preferred Stock, Series K, outstanding, each of which is Parity Stock. The terms of the Preferred Stock are more fully set forth in the Articles of Amendment described in Item 5.03 below and filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the form of certificate for the Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 17, 2008, Wachovia filed Articles of Amendment (the “Articles of Amendment”) with the Secretary of State of the State of North Carolina to amend its Articles of Incorporation and establish the preferences, limitations and relative rights of a new series of its class of Class A Preferred Stock designated as 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L, no par value and with a liquidation preference of $1,000 per share (the “Preferred Stock”). The Articles of Amendment became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On April 17, 2008, Wachovia issued 4,025,000 shares of Preferred Stock registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-150225). The following documents are being filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01: (i) the Underwriting Agreement, dated April 14, 2008, by and among Wachovia, Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference; (ii) Articles of Amendment of Wachovia dated April 17, 2008; and (iii) the form of certificate for the Preferred Stock.

In addition, on April 17, 2008, Wachovia issued 167,708,334 shares of Wachovia’s common stock, par value $3.33 1/3 per share (the “Common Stock”), registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-150225). The Underwriting Agreement, dated April 14, 2008, by and among Wachovia, Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein is filed as Exhibit 1.2 to this

Current Report Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated April 14, 2008, by and among Wachovia and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein relating to the purchase of Wachovia’s Preferred Stock.

1.2	Underwriting Agreement, dated April 14, 2008, by and among Wachovia and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein relating to the purchase of Wachovia’s Common Stock.

3.1	Articles of Amendment, dated April 17, 2008, relating to Wachovia’s Preferred Stock.

4.1	Form of Certificate for the Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: April 17, 2008	By:	/s/ Thomas J. Wurtz
	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 14, 2008, by and among Wachovia and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein relating to the purchase of Wachovia’s Preferred Stock.

1.2	Underwriting Agreement, dated April 14, 2008, by and among Wachovia and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein relating to the purchase of Wachovia’s Common Stock.

3.2	Articles of Amendment, dated April 17, 2008, relating to Wachovia’s Preferred Stock.

4.1	Form of Certificate for the Preferred Stock.